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                                                                    EXHIBIT 11.1

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

        We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information, both incorporated by reference in Post-Effective Amendment Number 8 to the Registration Statement (Form N-1A Nos. 33-78264, 811-8490) of Excelsior Institutional Trust, and to the incorporation by reference of our report dated July 25, 1995 on the Excelsior Institutional Equity Fund, Excelsior Institutional Income Fund, Excelsior Institutional Total Return Bond Fund, Excelsior Institutional Bond Index Fund, Excelsior Institutional Balanced Fund, Excelsior Institutional Equity Growth Fund, and Excelsior Institutional International Fund, seven of the portfolios comprising the Excelsior Institutional Trust, included in the 1995 Annual Report to Shareholders of Excelsior Institutional Trust.

                                                      /S/ ERNST & YOUNG LLP

Boston, Massachusetts
February 26, 1996


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                                                                    EXHIBIT 11.2

              CONSENT OF PRICE WATERHOUSE LLP, INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Prospectus and the Statement of Additional Information constituting parts of this Post-Effective Amendment No. 8 under the Securities Act of 1933 to the registration statement on Form N-1A of Excelsior Institutional Trust (the "Registration Statement") (File Nos. 33-78264, 811-8490) of our report dated July 25, 1995, relating to the financial statements of the Bond Market Portfolio, Balanced Portfolio, Equity Growth Portfolio, Equity Portfolio, Income Portfolio, Total Return Bond Portfolio, and International Equity Portfolio (series of the St. James Portfolios), appearing in the May 31, 1995 Annual Report to Shareholders of Excelsior Institutional Trust, which is also incorporated by reference into the Registration Statement.

/S/ PRICE WATERHOUSE LLP
Boston, Massachusetts
February 26, 1996